Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 16 EARNINGS PER SHARE

The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2014	2013	2012
Net income attributable to U.S. Bancorp	$5,851	$5,836	$5,647
Preferred dividends	(243)	(250)	(238)
Impact of preferred stock redemption(a)	–	(8)	–
Earnings allocated to participating stock awards	(25)	(26)	(26)

Net income applicable to U.S. Bancorp common shareholders	$5,583	$5,552	$5,383

Average common shares outstanding	1,803	1,839	1,887
Net effect of the exercise and assumed purchase of stock awards	10	10	9

Average diluted common shares outstanding	1,813	1,849	1,896

Earnings per common share	$3.10	$3.02	$2.85
Diluted earnings per common share	$3.08	$3.00	$2.84
(a)	Represents stock issuance costs originally recorded in capital surplus upon the issuance of the Company’s Series D Non-Cumulative Perpetual Preferred Stock that were reclassified to retained earnings on the redemption date.

Options outstanding at December 31, 2013 and 2012, to purchase 5 million and 22 million common shares, respectively, were not included in the computation of diluted earnings per share for the years ended December 31, 2013 and 2012, respectively, because they were antidilutive. Convertible senior debentures outstanding at December 31, 2012, that could potentially be converted into shares of the Company’s common stock pursuant to specified formulas, were not included in the computation of dilutive earnings per share for the year ended December 31, 2012, because they were antidilutive.